April 29, 2016

DREYFUS VARIABLE INVESTMENT FUND
- Government Money Market Portfolio

Supplement to Prospectus dated April 29, 2016

The following changes will take effect on October 10, 2016

The following will replace the first sentence in the second paragraph in the section of the fund's prospectus entitled "Shareholder Guide—Your Investment":

The price for fund shares is the net asset value (NAV) per share, which is calculated as of 5:00 p.m. Eastern time on days the New York Stock Exchange is open for regular business.